Exhibit 32

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned officers of Key Energy Services, Inc. (the "Company") hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of Sarbanes-Oxley Act of 2002, to such officer's knowledge that:

(1) the accompanying Quarterly Report on Form 10-Q for the period ended September 30, 2020 as filed with the U.S. Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods expressed in the Report.

Dated:	November 16, 2020	/s/ J. MARSHALL DODSON
J. Marshall Dodson
President and Chief Executive Officer
(Principal Executive Officer)

Dated:	November 16, 2020	/s/ NELSON M. HAIGHT
Nelson M. Haight
Senior Vice President, Chief Financial Officer and Treasurer
(Principal Financial Officer)